                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (date of earliest event reported)        February 1, 2000
                                                --------------------------------



                E COM VENTURES, INC. (FORMERLY PERFUMANIA, INC.)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Florida
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



              0-19714                                     65-0977964
------------------------------------         -----------------------------------
      (Commission File Number)                (IRS Employer Identification No.)


                11701 NW 101st Road
                   Miami, Florida                                   33178
--------------------------------------------------------------------------------
     (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code               (305) 889-1600
--------------------------------------------------------------------------------



                                PERFUMANIA, INC.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS

                Effective February 1, 2000, Perfumania, Inc., a Florida corporation ("Perfumania") reorganized into a holding company structure (the "Reorganization") whereby E Com Ventures, Inc., a Florida corporation (the "Company") became the holding company. The Reorganization is intended to provide greater flexibility for expansion, broaden the alternatives available for future financing and generally provide for greater administrative and operational flexibility.

                The Reorganization was effected through the formation by Perfumania of the Company as a wholly-owned subsidiary and the formation by the Company of a wholly-owned subsidiary, E Com Sub, Inc., a Florida corporation ("MergerSub"). An Agreement and Plan of Merger (the "Merger Agreement") dated January 28, 2000 was entered into by and among Perfumania, The Company and MergerSub (the "Merger Agreement"), and, pursuant to the Merger Agreement, MergerSub merged with and into Perfumania (the "Merger"), with Perfumania as the surviving corporation. The Company and MergerSub were organized in connection with the Merger.

                Perfumania became a wholly owned subsidiary of the Company as a result of the Merger. The Merger Agreement was duly approved by the Board of Directors of Perfumania by unanimous written consent, and by written consent of the sole director and sole shareholder of each of the Company and MergerSub. The Reorganization was effected in accordance with the provisions of Section 607.11045, Florida Statutes, accordingly, approval of the shareholders of Perfumania was not required.

                Pursuant to the Merger Agreement, each outstanding share of common stock, $.01 par value, of Perfumania issued and outstanding immediately prior to the Merger, was converted into one share of common stock, $.01 par value, of the Company. As a result, Perfumania shareholders now hold common stock in the Company (instead of Perfumania).

                Because the corporate name of the Company after the Effective Time of the Merger is different than the corporate name of Perfumania prior to the Effective Time of the Merger, Section 607.11045, Florida Statutes requires a physical exchange of certificates. Accordingly, certificates formerly representing shares of common stock of Perfumania should be submitted to Company's exchange agent, Continental Stock Transfer & Trust Company, for transfer. The Reorganization was tax free for federal income tax purposes for the shareholders of Perfumania.

                The Company's common stock is trading on The Nasdaq Stock Market under the trading symbol ECMV.

Item 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

(a)             Financial Statements of Business Acquired

                Not applicable.

(b)             PRO FORMA FINANCIAL INFORMATION

                Not applicable.

(c)             EXHIBITS

                 2.1 Agreement and Plan of Merger among Perfumania, Inc., E Com Ventures, Inc. and E Com Sub, Inc., effective as of February 1, 2000

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      E COM VENTURES, INC.


Dated:  February 2, 2000              By: /s/ Ilia Lekach
                                          -------------------------------------
                                          Ilia Lekach, Chairman of the Board and
                                          Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
-----------         -----------


2.1                 Agreement and Plan of Merger among Perfumania, Inc.,
                    E Com Ventures, Inc. and E Com Sub, Inc., effective as of February 1, 2000